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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
           ----------------------------------------------------------
                      (Issue with respect to Certificates)
           (Exact name of the registrant as specified in its charter)


         United States                     333-7575              22-2382028
------------------------------    ------------------------   ------------------
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


                  802 Delaware Avenue, Wilmington, Delaware         19801
                  -----------------------------------------       ----------
                  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.  Other Events:


         Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On November 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase USA furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibit

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Certificateholders statements with respect to the November 15, 2000 distribution.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 27, 2000
                                                 By: THE CHASE MANHATTAN BANK,
                                                 USA, NATIONAL ASSOCIATION
                                                 as Servicer


                                                 By: /s/ Patricia Garvey
                                                 ---------------------------
                                                 Name:   Patricia Garvey
                                                 Title:  Vice President





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                             INDEX TO EXHIBITS
                             -----------------

Exhibit No.                  Description
-----------                  -----------
20.1                         Certificateholder Report dated November 15, 2000
                             delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of September 1, 1996.